EXHIBIT 99.12

            MORGAN STANLEY
             MSAC 2005-HE5
              All records
             8,905 records
        Balance: 1,487,218,857

Table of Contents

1. FICO Spreadsheet Request



1. FICO Spreadsheet Request

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Master &     Sched
                                                       % of       Gross       Gross      Gross       Gross     Sub Serv      Rem
FICO Spreadsheet Request     Count       Balance      Balance      Rate      Margin     Lifecap    Lifefloor     Fees       Term
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                         7     1,261,143        0.18      9.710       6.922     16.243       9.531       0.52         358
------------------------------------------------------------------------------------------------------------------------------------
501 - 510                        95    15,500,940        2.21      9.034       6.873     15.398       8.950       0.52         357
------------------------------------------------------------------------------------------------------------------------------------
511 - 520                        96    16,793,600        2.40      8.676       6.993     15.109       8.653       0.52         357
------------------------------------------------------------------------------------------------------------------------------------
521 - 530                       122    19,580,230        2.80      8.738       6.867     15.242       8.690       0.52         355
------------------------------------------------------------------------------------------------------------------------------------
531 - 540                       113    19,970,004        2.85      8.694       6.841     15.087       8.623       0.52         357
------------------------------------------------------------------------------------------------------------------------------------
541 - 550                       126    19,436,611        2.78      8.365       6.608     14.862       8.278       0.52         357
------------------------------------------------------------------------------------------------------------------------------------
551 - 560                       126    19,576,966        2.80      8.385       6.715     14.892       8.348       0.52         357
------------------------------------------------------------------------------------------------------------------------------------
561 - 570                       136    20,844,128        2.98      8.170       6.450     14.745       8.148       0.52         356
------------------------------------------------------------------------------------------------------------------------------------
571 - 580                       147    26,013,675        3.72      7.844       6.504     14.328       7.789       0.52         356
------------------------------------------------------------------------------------------------------------------------------------
581 - 590                       226    37,156,677        5.31      7.803       6.408     14.312       7.737       0.52         356
------------------------------------------------------------------------------------------------------------------------------------
591 - 600                       214    34,460,177        4.92      7.718       6.285     14.213       7.616       0.52         353
------------------------------------------------------------------------------------------------------------------------------------
601 - 610                       210    38,351,212        5.48      7.625       6.305     13.978       7.438       0.52         356
------------------------------------------------------------------------------------------------------------------------------------
611 - 620                       261    45,706,212        6.53      7.487       6.101     13.856       7.259       0.52         353
------------------------------------------------------------------------------------------------------------------------------------
621 - 630                       281    48,215,474        6.89      7.561       6.106     13.819       7.267       0.52         351
------------------------------------------------------------------------------------------------------------------------------------
631 - 640                       270    48,393,122        6.91      7.446       6.125     13.869       7.266       0.52         350
------------------------------------------------------------------------------------------------------------------------------------
641 - 650                       243    47,581,537        6.80      7.242       6.069     13.610       7.004       0.52         350
------------------------------------------------------------------------------------------------------------------------------------
651 - 660                       220    43,432,511        6.20      7.218       6.040     13.692       7.072       0.52         351
------------------------------------------------------------------------------------------------------------------------------------
661 - 670                       194    37,925,641        5.42      7.251       6.100     13.832       7.086       0.52         351
------------------------------------------------------------------------------------------------------------------------------------
671 - 680                       152    33,139,067        4.73      7.255       6.027     13.805       7.108       0.52         350
------------------------------------------------------------------------------------------------------------------------------------
681 - 690                       137    27,044,991        3.86      6.988       5.851     13.326       6.742       0.52         354
------------------------------------------------------------------------------------------------------------------------------------
691 - 700                       115    21,159,181        3.02      7.023       5.767     13.410       6.731       0.52         348
------------------------------------------------------------------------------------------------------------------------------------
701 - 710                        69    12,055,675        1.72      7.160       5.788     13.690       6.998       0.52         346
------------------------------------------------------------------------------------------------------------------------------------
711 - 720                        69    13,710,114        1.96      7.042       5.989     13.437       6.862       0.52         350
------------------------------------------------------------------------------------------------------------------------------------
721 - 730                        69    15,501,720        2.21      7.069       6.149     13.388       6.847       0.52         348
------------------------------------------------------------------------------------------------------------------------------------
731 - 740                        39     9,403,329        1.34      6.912       5.919     13.397       6.742       0.52         354
------------------------------------------------------------------------------------------------------------------------------------
741 - 750                        31     6,227,830        0.89      6.592       5.773     13.000       6.439       0.52         347
------------------------------------------------------------------------------------------------------------------------------------
751 - 760                        29     7,340,929        1.05      6.903       5.599     13.364       6.720       0.52         353
------------------------------------------------------------------------------------------------------------------------------------
761 - 770                        27     5,469,825        0.78      6.769       5.770     13.333       6.452       0.52         356
------------------------------------------------------------------------------------------------------------------------------------
771 - 780                        19     3,801,291        0.54      7.279       5.732     13.302       7.096       0.52         350
------------------------------------------------------------------------------------------------------------------------------------
781 - 790                         8     2,214,765        0.32      7.032       5.698     13.670       6.602       0.52         357
------------------------------------------------------------------------------------------------------------------------------------
791 - 800                         6     1,144,086        0.16      6.814       5.943     13.563       6.723       0.52         342
------------------------------------------------------------------------------------------------------------------------------------
801 - 810                         3       883,654        0.13      7.802       6.541     14.379       7.664       0.52         358
------------------------------------------------------------------------------------------------------------------------------------
811 - 820                         3       824,078        0.12      6.836       5.453     12.503       6.503       0.52         357
------------------------------------------------------------------------------------------------------------------------------------
Total:                         3863   700,120,396      100.00      7.599       6.237     14.052       7.460       0.52         353
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                           Month
                             Rem        Orig      Initial    Periodic     to Next    Provided     Known
FICO Spreadsheet Request    Amort       Term        Cap         Cap         Adj        LTV        FICOs  Avg Balance  LTV>80w MI
--------------------------------------------------------------------------------------------------------------------------------
500 - 500                      358         360      2.836       1.133          22      73.50         500    180,163        0.00
--------------------------------------------------------------------------------------------------------------------------------
501 - 510                      359         360      2.680       1.290          22      71.28         506    163,168        0.00
--------------------------------------------------------------------------------------------------------------------------------
511 - 520                      360         360      2.694       1.247          22      72.01         515    174,933        0.00
--------------------------------------------------------------------------------------------------------------------------------
521 - 530                      356         358      2.690       1.244          22      71.75         526    160,494        0.00
--------------------------------------------------------------------------------------------------------------------------------
531 - 540                      357         360      2.637       1.273          21      73.19         536    176,726        0.00
--------------------------------------------------------------------------------------------------------------------------------
541 - 550                      357         360      2.729       1.216          23      73.49         545    154,259        0.00
--------------------------------------------------------------------------------------------------------------------------------
551 - 560                      360         360      2.659       1.255          22      76.25         556    155,373        0.00
--------------------------------------------------------------------------------------------------------------------------------
561 - 570                      361         359      2.759       1.298          21      76.76         565    153,266        0.00
--------------------------------------------------------------------------------------------------------------------------------
571 - 580                      363         359      2.718       1.282          21      78.46         576    176,964        0.00
--------------------------------------------------------------------------------------------------------------------------------
581 - 590                      358         359      2.728       1.286          23      80.21         585    164,410        0.00
--------------------------------------------------------------------------------------------------------------------------------
591 - 600                      354         356      2.655       1.232          22      79.31         596    161,029        0.00
--------------------------------------------------------------------------------------------------------------------------------
601 - 610                      358         359      2.545       1.323          23      82.05         606    182,625        0.00
--------------------------------------------------------------------------------------------------------------------------------
611 - 620                      359         356      2.691       1.265          22      81.81         615    175,120        0.00
--------------------------------------------------------------------------------------------------------------------------------
621 - 630                      357         355      2.630       1.239          23      80.24         625    171,585        0.00
--------------------------------------------------------------------------------------------------------------------------------
631 - 640                      356         354      2.656       1.252          22      81.45         635    179,234        0.00
--------------------------------------------------------------------------------------------------------------------------------
641 - 650                      355         354      2.689       1.256          23      82.21         645    195,809        0.00
--------------------------------------------------------------------------------------------------------------------------------
651 - 660                      358         355      2.606       1.292          22      80.35         655    197,421        0.00
--------------------------------------------------------------------------------------------------------------------------------
661 - 670                      357         354      2.681       1.255          23      81.22         665    195,493        0.00
--------------------------------------------------------------------------------------------------------------------------------
671 - 680                      355         354      2.723       1.244          23      81.61         675    218,020        0.00
--------------------------------------------------------------------------------------------------------------------------------
681 - 690                      357         357      2.622       1.220          22      83.07         686    197,409        0.00
--------------------------------------------------------------------------------------------------------------------------------
691 - 700                      354         352      2.745       1.255          24      82.25         695    183,993        0.00
--------------------------------------------------------------------------------------------------------------------------------
701 - 710                      354         349      2.685       1.220          22      82.48         706    174,720        0.00
--------------------------------------------------------------------------------------------------------------------------------
711 - 720                      355         354      2.591       1.204          23      81.69         716    198,697        0.00
--------------------------------------------------------------------------------------------------------------------------------
721 - 730                      354         351      2.823       1.188          24      81.89         725    224,663        0.00
--------------------------------------------------------------------------------------------------------------------------------
731 - 740                      360         358      2.825       1.115          26      83.59         735    241,111        0.00
--------------------------------------------------------------------------------------------------------------------------------
741 - 750                      354         352      2.813       1.108          25      79.98         745    200,898        0.00
--------------------------------------------------------------------------------------------------------------------------------
751 - 760                      356         357      2.780       1.228          22      83.26         755    253,135        0.00
--------------------------------------------------------------------------------------------------------------------------------
761 - 770                      356         360      2.660       1.222          23      79.96         765    202,586        0.00
--------------------------------------------------------------------------------------------------------------------------------
771 - 780                      357         353      2.427       1.287          21      84.13         776    200,068        0.00
--------------------------------------------------------------------------------------------------------------------------------
781 - 790                      357         360      2.877       1.187          24      82.25         786    276,846        0.00
--------------------------------------------------------------------------------------------------------------------------------
791 - 800                      356         346      2.113       1.080          20      77.27         798    190,681        0.00
--------------------------------------------------------------------------------------------------------------------------------
801 - 810                      358         360      2.714       1.857          22      94.67         803    294,551        0.00
--------------------------------------------------------------------------------------------------------------------------------
811 - 820                      357         360      2.380       1.310          21      82.68         815    274,693        0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                         357         356      2.676       1.255          22      79.81         627    181,237        0.00
--------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.